                                                                    EXHIBIT 10.4


                            SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (this "AGREEMENT") dated as of September 24, 1997, is by and between ERI INVESTMENTS, INC. (together with any successors and assigns, "SUBORDINATE LENDER"), CREDIT LYONNAIS NEW YORK BRANCH, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the laws of the Republic of France, as Agent for the Lenders described therein (together with any successors and assigns, "SENIOR LENDER"), and XPLOR Energy, Inc., a Delaware corporation (formerly known as Araxas Holdings, Inc.) ("XPLOR") and ARAXAS ENERGY CORPORATION, an Oklahoma Corporation ("ENERGY") (XPLOR and Energy are collectively referred to herein as "BORROWER"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Senior Credit Agreement (as hereinafter defined).

                                R E C I T A L S
                                - - - - - - - -

     1. Araxas SPV-1, Inc., an Oklahoma corporation and a wholly-owned second tier subsidiary of XPLOR and a wholly-owned first tier subsidiary of Energy ("ARAXAS SPV") and Senior Lender have executed that certain Credit Agreement dated of even date herewith (the "SENIOR CREDIT AGREEMENT"), pursuant to which Senior Lender agreed to extend credit to Araxas SPV in a principal amount not to exceed $35,000,000.00.

     2. The obligations of Araxas SPV to Senior Lender pursuant to the Senior Credit Agreement are also evidenced by that certain Promissory Note dated of even date herewith, executed by Araxas SPV and payable to the order of Credit Lyonnais New York Branch in the original principal amount of $100,000,000.00 (the "SENIOR NOTE").

     3. The obligations of Araxas SPV pursuant to the Senior Credit Agreement and the Senior Note are secured by, among other collateral, the liens and security interests created by the following documents each dated of even date herewith:(a) that certain Deed of Trust, Security Agreement, Financing Statement, and Assignment of Production executed by Araxas SPV for the benefit of Senior Lender; (b) that certain Mortgage of Mineral Interests executed by Araxas SPV for the benefit of Senior Lender; (c) that certain Security Agreement executed by Araxas SPV, as Debtor, for the benefit of Senior Lender, as Secured Party; (d) that certain Deed of Trust, Security Agreement, Financing Statement, and Assignment of Production executed by South Coast Exploration Company, a Texas corporation and an Affiliate of Araxas SPV ("SOUTH COAST") for the benefit of Senior Lender; (e) that certain Mortgage of Mineral Interests executed by South Coast for the benefit of Senior Lender; (f) that certain Security Agreement executed by South Coast, as Debtor, for the benefit of Senior Lender, as Secured Party; (g) that certain Deed of Trust, Security Agreement, Financing Statement, and Assignment of Production executed by SOCO Exploration, L.P., a Texas limited liability company and an Affiliate of Araxas SPV ("SOCO") for the benefit of Senior Lender; (h) that certain Mortgage of Mineral Interests executed by SOCO for the benefit of Senior Lender and (i) that certain Security Agreement executed by SOCO, as Debtor, for the benefit of Senior Lender, as Secured Party (collectively, the "SENIOR MORTGAGE") covering oil and gas interests, real and personal property as more particularly described on exhibits attached to the Senior Mortgage (the "PROPERTY").

     4. All of the indebtedness evidenced by the Senior Credit Agreement and the Senior Note and secured by the Senior Mortgage, and all other obligations, liabilities, and indebtedness of Araxas SPV to Senior Lender, whether now existing or hereafter arising between Araxas SPV and Senior Lender, up to and including the aggregate principal amount of $35,000,000.00 plus all accrued and unpaid interest thereon and all other fees, expenses or other amounts payable to Agent or any Lender under any of the Senior Loan Documents (as hereinafter defined) is referred to herein as the "SENIOR INDEBTEDNESS" and all of the documents evidencing or securing the Senior Indebtedness are referred to herein as the "SENIOR LOAN DOCUMENTS."

     5. Subordinate Lender made a loan (the "SUBORDINATE LOAN") to Borrower pursuant to a Promissory Note dated July 7, 1997, executed by Borrower and payable to the order of Subordinate Lender in the original principal amount of $5,000,000.00 (the "SUBORDINATE NOTE").

     6. Borrower has guaranteed the obligations of Araxas SPV under the Senior Credit Agreement pursuant to the terms and conditions of that certain Guaranty (the "GUARANTY") of even date herewith by Borrower, among others, in favor of Senior Lender.

     7. All of the indebtedness of Borrower and all of the obligations created or evidenced by the Subordinate Note and the other Subordinate Loan Documents (defined below), and all other obligations, liabilities, and indebtedness of Borrower to Subordinate Lender, whether now existing or hereafter arising between Borrower and Subordinate Lender, is referred to herein as the "SUBORDINATE INDEBTEDNESS," and all of the documents evidencing, securing, or executed pursuant to the Subordinate Indebtedness are referred to herein as the "SUBORDINATE LOAN DOCUMENTS."

     8. Subordinate Lender acknowledges that because Araxas SPV is a wholly-owned second tier subsidiary of XPLOR and a wholly-owned first tier subsidiary of Energy that the loan or advance of monies or other extensions of credit to Araxas SPV by Senior Lender is of value to Subordinate Lender.

     9. Senior Lender is unwilling to make the loan under the Senior Credit Agreement unless Subordinate Lender enters into this Agreement.

     NOW, THEREFORE, in order to induce Senior Lender to make the loans under the Senior Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby agrees as follows:

     1. DEFINITIONS. The following terms shall have the meanings herein specified unless the context otherwise requires (such meanings to apply to such terms in both the singular and plural forms):

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     "ENFORCEMENT ACTION" means the commencement of the exercise of any remedies against Borrower including, without limitation, the commencement of any litigation or proceeding, the commencement of any foreclosure proceeding, the exercise of any power of sale, the sale by advertisement, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against, or the taking of possession or control of, the Property, but specifically excluding (a) any requests and demands made upon Borrower by delivery of notices to Borrower, (b) any assertion or enforcement of any right of Subordinate Lender to receive payment from proceeds of a foreclosure sale of the Property incident to foreclosure of the liens or security interests created by the Senior Loan Documents which may remain after payment of costs and expenses of such foreclosure and payment and satisfaction in full of the Senior Indebtedness, and (c) the filing of claims in any Insolvency Proceeding concerning Borrower as may be required to protect and preserve the right of Subordinate Lender to participate in such Insolvency Proceeding as creditor and to participate in distributions of assets of Borrower in such Insolvency Proceeding with respect to the Subordinate Indebtedness after payment and satisfaction in full of the Senior Indebtedness, but subject in all respects to the rights of Senior Lender under and as provided in this Agreement and without in any way impairing or affecting the right of Senior Lender to require performance and observance by Subordinate Lender of or the obligations of Subordinate Lender to perform and observe the covenants, undertakings, and agreements of Subordinate Lender under and as provided in this Agreement.

     "INSOLVENCY PROCEEDING" means any proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et. seq.) or any other insolvency, liquidation, reorganization, or other similar proceeding concerning Borrower, any action for the dissolution of Borrower, any proceeding (judicial or otherwise) concerning the application of the assets of Borrower, for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver, or other similar custodian for all or any substantial part of the assets of Borrower or any other action concerning the adjustment of the debts of Borrower, the cessation of business by Borrower, except following a sale, transfer, or other disposition of all or substantially all of the assets of Borrower in a transaction permitted under the Senior Loan Documents.

     "MATURITY DATE" means the earlier of (a) the Bridge Stated-Termination Date (as defined in the Senior Credit Agreement) as such date may be extended by Senior Lender (subject to SECTION 5(A) below), and (b) the date on which the Bridge Stated-Termination Date has been accelerated by Senior Lender following the occurrence of a Default (as defined in the Senior Credit Agreement); provided, however, that if the Facility Conversion Date (as defined in the Senior Credit Agreement) shall have occurred on or prior to May 24, 1998, the Maturity Date shall mean the earlier of (x) the Revolving Stated-Termination Date (as defined in the Senior Credit Agreement) as such date may be extended by Senior Lender (subject to Section 5(a) below), and (y) the date on which the Revolving Stated-Termination Date has been accelerated by Senior Lender following the occurrence of a Default (as defined in the Senior Credit Agreement).

     "PERMITTED INTEREST PAYMENTS" means regularly scheduled payments of interest on the Subordinated Note that are payable prior to the Maturity Date.

                                       3
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     "PLAN VOTING RIGHTS" means, with respect to any person, the rights of such person to vote to approve or reject any plan of reorganization in respect of Borrower in an Insolvency Proceeding.

     2.  STANDBY; SUBORDINATION.

     (A) SUBORDINATION OF LOAN. Subordinate Lender hereby agrees that the Subordinate Indebtedness is and shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full of the Senior Indebtedness. Except as specifically provided in SECTION 2(E), no payment shall be made by or on behalf of Borrower for or on account of any Subordinate Indebtedness, and Subordinate Lender shall not take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinate Indebtedness, unless and until the Senior Indebtedness shall have been indefeasibly paid in full. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof (including any assets now or hereafter securing any Subordinate Indebtedness) to creditors of Borrower or upon any indebtedness of Borrower, as a result of the liquidation, dissolution, or other winding up, partial or complete, of Borrower, or as a result of any receivership, insolvency, or bankruptcy proceeding, or assignment for the benefit of creditors or marshaling of assets, or as a result of any proceeding by or against Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions, or extensions, or as a result of the sale of all or substantially all of the assets of Borrower, then and in any such event:

          (I) Senior Lender shall be entitled to receive payment in full of all Senior Indebtedness before Subordinate Lender shall be entitled to receive any payment or other distributions on, or with respect to, the Subordinate Indebtedness;

          (II) Any payment or distribution of any kind or character, whether in cash, securities, or other property, which but for these provisions would be payable or deliverable upon or with respect to the Subordinated Indebtedness, shall instead be paid or delivered directly to Senior Lender for the benefit of the holders of the Senior Indebtedness for application on the Senior Indebtedness, whether then due or not due, until all of the Senior Indebtedness shall have first been fully and indefeasibly paid in full and Senior Lender shall have no further commitment to extent any credit to Borrower;

          (III) Subordinate Lender shall duly and promptly take such action as may reasonably be requested by Senior Lender to assist in the collection of the Subordinate Indebtedness for the account of any holder of the Senior Indebtedness, including, without limitation, the filing of appropriate proofs of claim with respect to the Subordinated Indebtedness and the voting of such claims; and

                                       4
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          (IV) In the event that Subordinate Lender shall not have filed a claim in any bankruptcy, insolvency, or similar proceeding with respect to Borrower at least sixty (60) days prior to the expiration of the time to file such claims, then Senior Lender, on behalf of Subordinate Lender, shall be authorized to file a claim with respect to the Subordinate Indebtedness.

     (B) STANDSTILL; LIMITATION ON SUBORDINATE LENDER RIGHTS.

          (I) Notwithstanding Subordinate Lender's rights under applicable law or any provision of the Subordinate Loan Documents to the contrary, Subordinate Lender hereby acknowledges and agrees that, (A) prior to the Maturity Date, so long as Subordinate Lender receives the principal and interest payments on the Subordinate Note permitted under Section 2[(e)] when due or within the time period during which Senior Lender may cure any failure to pay such amounts in accordance with Section 6(e) hereof, and (B) after the Maturity Date, Subordinate Lender shall not (1) accelerate the Subordinate Indebtedness or any portion thereof, or (2) take any Enforcement Action until the indefeasible satisfaction in full of the Senior Indebtedness. Subordinate Lender hereby waives any right it may have to require that Senior Lender marshal any assets of Borrower in favor of Subordinate Lender and Subordinate Lender agrees that it shall not acquire, by subrogation or otherwise, any lien, estate, right, or other interest in the Property or the proceeds therefrom that is or may be equal or prior to any Senior Loan Document until the indefeasible payment in full of the Senior Indebtedness.

          (II) Until the indefeasible satisfaction in full of the Senior Indebtedness, Subordinate Lender hereby covenants and agrees that, (A) prior to the Maturity Date, so long as Subordinate Lender receives the principal and interest payments on the Subordinate Note permitted under
     Section 2[(e)] when due or within the time period during which Senior Lender may cure any failure to pay such amounts in accordance with Section 6(e) hereof, and (B) after the Maturity Date, Subordinate Lender will not acquiesce in, petition, or otherwise invoke or cause any other person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against Borrower, under a Federal or state bankruptcy, insolvency, or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of Borrower or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of Borrower.

     (C) NON-INTERFERENCE BY SUBORDINATE LENDER. Subordinate Lender shall not institute any judicial or administrative proceeding against Borrower or Senior Lender which directly or indirectly would interfere with or delay the exercise by Senior Lender of its rights and remedies in respect of the Property or any part thereof or under the Senior Loan Documents, this Agreement or the Guaranty. Without limiting the generality of the foregoing, in the event of a bankruptcy or

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insolvency of Borrower, Subordinate Lender shall not object to or oppose any efforts by Senior Lender to obtain relief from the automatic stay under Section 362 of the United States Bankruptcy Code or to seek to cause such entity's bankruptcy estate to abandon the Property (or any portion thereof) that is subject to the Senior Mortgage.

     (D) ASSIGNMENT OF VOTING RIGHTS. Subordinate Lender hereby absolutely, irrevocably, and unconditionally assigns and sets over to Senior Lender all of Subordinate Lender's Plan Voting Rights in any Insolvency Proceeding respecting Borrower. Senior Lender, however, acknowledges and agrees that it will not exercise any such Plan Voting Rights of Subordinate Lender in favor of any plan of reorganization which would result in or have the effect of lowering the payment priority of the claims evidenced by the Subordinate Loan Documents below that which such claims would otherwise be entitled based on the ranking and priority of claims at the commencement of such Insolvency Proceeding (a "PRIORITY REDUCTION"); provided, however, that Senior Lender may exercise such Plan Voting Rights of Subordinate Lender in favor of a plan of reorganization containing any Priority Reduction resulting from (i) administrative claims and claims in favor of persons providing post-petition financing in such Insolvency Proceedings and approved by the applicable court, or (ii) a judicial determination made in such Insolvency Proceeding or ancillary proceedings relating thereto approving or ordering such Priority Reduction under applicable law, including, without limitation, principles of equitable subordination or other equitable remedies available to the debtor, trustee or other creditors in such Insolvency Proceeding.

     (E) PAYMENTS ON SUBORDINATE INDEBTEDNESS. Notwithstanding any provision contained herein to the contrary, until the Maturity Date, Subordinate Lender may receive and retain (i) Permitted Interest Payments from Borrower, and (ii) provided no Default or Potential Default (as each of such terms are defined in the Senior Credit Agreement) has occurred and is continuing, the outstanding principal balance of the Subordinate Note on the maturity date thereof.

     (F) DISTRIBUTIONS HELD IN TRUST. If Subordinate Lender shall receive any cash distributions in respect of, or other proceeds of, the Property (including, without limitation, (i) any distribution arising directly or indirectly from any lien of Senior Lender being avoided, declared to be fraudulent, or otherwise set aside under the provisions of any law governing fraudulent conveyances or transfers, and (ii) any distribution arising directly or indirectly by reason of or in connection with an Insolvency Proceeding), in excess of what Subordinate Lender is entitled to pursuant to the Subordinate Loan Documents and SECTION 2(E) (or would have been entitled to if such Insolvency Proceeding had not occurred or if any such lien had not been avoided, declared to be fraudulent, or otherwise set aside under the provisions of any law governing fraudulent conveyances or transfers), then Subordinate Lender shall hold the same in trust, as trustee, for the benefit of Senior Lender and shall promptly deliver the same to or at the direction of Senior Lender, for the benefit of Senior Lender in precisely the form received (except for the endorsement or assignment thereof by such Subordinate Lender without recourse or warranty), it being understood that it is the intention of the parties that until the Senior Indebtedness (without regard to any modifications thereof arising by reason of or in connection with an Insolvency Proceeding) is repaid in full, Senior Lender shall receive all proceeds relating to any realization upon, distribution in respect of, or interest in any of the Property as and to the extent set forth in the Senior Loan Documents. In the event Subordinate Lender fails to make any such endorsement or assignment, Senior Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

     3. REPRESENTATIONS. Subordinate Lender represents and warrants to Senior Lender that:

     (A) Subordinate Lender has all necessary power and authority to execute, deliver, and perform its obligations under this Agreement.

     (B) All action on the part of Subordinate Lender that is required for the authorization, execution, delivery, and performance of this Agreement has been duly and effectively taken.

     (C) This Agreement has been duly executed and delivered by Subordinate Lender and constitutes the legal, valid, and binding obligation of Subordinate Lender, enforceable against Subordinate Lender in accordance with the terms thereof.

     4. AGREEMENT BY BORROWER. Borrower agrees that Senior Lender and Subordinate Lender may share information that each may acquire with respect to Borrower or the Property and consents to the transfer of such information, whether financial or otherwise, between them, without having to obtain Borrower's consent.

     5. AGREEMENTS BY SUBORDINATE LENDER. Subordinate Lender agrees that so long as the Senior Credit Agreement is outstanding:

     (A) Senior Lender and Borrower may from time-to-time enter into modifications, renewals, extensions, and replacements of the Senior Credit Agreement and the Senior Loan Documents without the further consent of, or notice to, Subordinate Lender.

     (B) Subordinate Lender shall not make any further loans or advances to Borrower.

     (C) Subordinate Lender shall not amend the Subordinate Loan Documents without Senior Lender's prior written consent.

     6.   DEFAULTS AND NOTICES.  The parties agree that:

     (A) The occurrence of a Default or an event of default under the Senior Loan Documents shall not, in and of itself, constitute a default under the Subordinate Loan Documents.

     (B) The occurrence of a default under the Subordinate Loan Documents shall constitute a default under the Senior Loan Documents.

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     (C) Senior Lender shall provide Subordinate Lender with copies of all written notices which are sent to Borrower under the Senior Loan Documents (including notices of default and notices of intention to exercise remedies under the Senior Loan Documents), simultaneously with the sending of such notices to Borrower.

     (D) Subordinate Lender shall provide Senior Lender with copies of all written notices which are sent to Borrower under the Subordinate Loan Documents (including notices of default and notices of intention to exercise remedies under the Subordinate Loan Documents), simultaneously with the sending of such notices to Borrower.

     (E) Senior Lender shall have the right, but not the obligation, to cure any monetary default by Borrower under the Subordinate Loan Documents at any time on or before the thirtieth (30th) day following the expiration of any grace, notice, or cure period available to Borrower for any monetary default under the Subordinate Loan Documents and written notice thereof from Subordinate Lender to Senior Lender. Senior Lender shall have the right, but not the obligation, to cure any non-monetary default by Borrower under the Subordinate Loan Documents at any time on or before the (i) sixtieth (60th) day following the expiration of any grace, notice, or cure period available to Borrower for any non-monetary default under the Subordinate Loan Documents and written notice thereof from Subordinate Lender to Senior Lender, and (ii) the sixtieth (60th) day thereafter, if such non-monetary default is not susceptible of being cured within sixty (60) days of expiration of Borrower's non-monetary cure period under the Subordinate Loan Documents.

     7. INSTRUMENT LEGEND. Any instrument evidencing any of the Subordinate Indebtedness shall, on the date hereof, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of Senior Lender pursuant to the terms of this Agreement, and a certified copy thereof will be delivered to Senior Lender on the date hereof. Any instrument evidencing any of the Subordinate Indebtedness, or any portion thereof, which is hereafter executed by Borrower, will, on the date thereof, be inscribed with the aforesaid legend and a copy thereof will be delivered to Senior Lender on the date of its execution or within five (5) days thereafter.

     8. CONTINUING NATURE OF SUBORDINATION. This Agreement shall continue to be effective until the Senior Indebtedness shall have been fully discharged or the termination of this Agreement. This is a continuing agreement of subordination.

     9. SUBORDINATE LENDER'S WAIVERS. All of the Senior Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement. Subordinate Lender expressly waives all notices of the acceptance by Senior Lender of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and Subordinate Lender expressly waives reliance by Senior Lender upon the subordination and other agreements contained herein. Subordinate Lender agrees that Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness, or enforceability of the Senior Loan Documents, or the collectability of the Senior

                                       8
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Indebtedness, that Senior Lender shall be entitled to manage and supervise loans to Borrower in accordance with applicable law and its usual practices, modified from time-to-time as Senior Lender deems appropriate under the circumstances, without regard to the existence of any rights that Subordinate Lender may now or hereafter have in or to any of the assets of Borrower, and that Senior Lender shall have no liability to Subordinate Lender for, and Subordinate Lender waives any claim which Subordinate Lender may now or hereafter have against Senior Lender arising out of, any and all actions which Senior Lender, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in collateral or security, actions with respect to the occurrence of default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any collateral or security and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor, guarantor, or any other party and actions with respect to any bankruptcy proceeding or the extension of credit by Senior Lender to Borrower in any such proceeding) with respect to the Senior Loan Documents, or any other agreement related thereto or to the collection of the Senior Indebtedness or the valuation, use protection or release of collateral or security for the Senior Indebtedness.

     10. SENIOR LENDER'S WAIVERS. No waiver shall be deemed to be made by Senior Lender of any of their rights hereunder, unless the same shall be in writing signed on behalf of Senior Lender, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Senior Lender or the obligations of Subordinate Lender to Senior Lender in any other respect at any other time.

     11. INFORMATION CONCERNING FINANCIAL CONDITION OF BORROWER. Subordinate Lender hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the Senior Indebtedness and the Subordinate Indebtedness and of all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness and the Subordinate Indebtedness that diligent inquiry would reveal, and Subordinate Lender hereby agrees that Senior Lender shall have no duty to advise Subordinate Lender of information known to Senior Lender regarding such condition or any such circumstances.

     12. PRIORITIES. The subordinations and priorities specified hereinabove are applicable irrespective of the time or order of attachment or perfection of any security interest or other interests referred to herein, the time or order of filing of financing statements or mortgages, the acquisition of purchase money or other security interests, or the time of giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests. The subordinations and priorities specified herein are not conditioned upon the non-avoidability or perfection of Senior Lender's security interests in any collateral for the Senior Indebtedness.

     13. CONTROLLING AGREEMENTS. In the event of any conflict between the terms and conditions of this Agreement and the terms and provisions of the Senior Loan Documents or the Subordinate Loan Documents, then the terms and provisions of this Agreement shall control.

     14. NO THIRD-PARTY BENEFICIARY. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any party other than the parties hereto and their respective successors and assigns, any right, remedy, or claim under or by reason of this Agreement or any covenant, condition, or stipulation thereto; and the covenants, stipulations, and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

     15.  MISCELLANEOUS.

     (A) SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby.

     (B) NOTICES. All notices, demands, certificates, or other communications hereunder shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered personally, when sent by certified or registered mail, postage prepaid, return receipt requested or by private courier service, in each case, with the proper address as indicated below. Each party may, by written notice given to the other parties, designate any other address or addresses to which notices, certificates or other communications to them shall be sent as contemplated by this Agreement. Until otherwise so provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as follows:

     SENIOR LENDER:      Credit Lyonnais New York Branch
                         1000 Louisiana, Suite 5360
                         Houston, Texas 77002
                         Attention:    Mr. John M. Falbo
                                       Vice President and Group Manager
                         Telecopy No.: (713) 751-0307


     SUBORDINATE LENDER: ERI Investments, Inc.
                         911 Washington Street
                         Wilmington, Delaware 19801
                         Attention:    Johanna O'Loughlin
                         Telecopy No.: (412) 553-5757

                         With a copy to:   Jeff Swoveland
                         Telecopy No.      (412) 553-5853

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

     BORROWER:           XPLOR Energy, Inc.
                         10200 Grogans Mill Road, Suite 500
                         Houston, Texas 77380
                         Attention:    Mr. Stephen M. Clark
                                       Chief Financial Officer
                         Telecopy No.: (281) 364-3707

                         Araxas Energy Corporation
                         10200 Grogans Mills Road, Suite 500
                         Houston, Texas 77380
                         Attention:    Mr. Stephen M. Clark
                                       Chief Financial Officer
                         Telecopy No.: (281) 364-3707

     (C) SUCCESSORS AND ASSIGNS. Whenever in this Agreement any party hereto is named or referred to, the successors and assigns of such party shall be deemed to be included and all rights, benefits, covenants, promises, and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     (D) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

     (E) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas applicable to contracts made and to be performed in such state; provided that with respect to obligations running solely between Borrower, Araxas SPV and Senior Lender, the applicable law shall be determined in the same manner as is provided in the Senior Credit Agreement and the Guaranty.

     (F) AMENDMENTS. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the party or parties against whom it is to be enforced, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay on the part of Senior Lender or Subordinate Lender in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial waiver by either Senior Lender or Subordinate Lender of any right, power, or remedy preclude any further exercise thereof, or the exercise of any other right, power or remedy.

     (G) SURVIVAL. This Agreement shall remain in full force and effect until payment in full of the Senior Indebtedness.

     (H) ENTIRETY. This Agreement, including the documents referred to herein, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings of the parties hereto relating to the subject matter herein contained.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the date first above written.


                              SUBORDINATE LENDER:

                              ERI INVESTMENTS, INC.


                              By:    /s/ Jeffrey C. Swoveland
                                     ------------------------
                              Name:  Jeff Swoveland
                              Title: President

                   SIGNATURE PAGE TO SUBORDINATION AGREEMENT


                                SENIOR LENDER:

                                CREDIT LYONNAIS NEW YORK BRANCH, AS
                                AGENT


                                By:      /s/ Pascal Poupelle
                                      ---------------------------
                                Name:    Pascal Poupelle

                                Title:   Executive Vice President

                   SIGNATURE PAGE TO SUBORDINATION AGREEMENT


                                BORROWER:

                                XPLOR ENERGY, INC.


                                By:   /s/ Steven W. Nance
                                   ------------------------------
                                Name:   Steven W. Nance

                                Title:   President



                                ARAXAS ENERGY CORPORATION


                                By:   /s/ Steven W. Nance
                                   -------------------------------
                              Name:   Steven W. Nance

                              Title:  President

                 ACKNOWLEDGMENT PAGE TO SUBORDINATION AGREEMENT


STATE OF PENNSYLVANIA   (S)
                        (S)
COUNTY OF ALLEGHENY     (S)

     This instrument was acknowledged before me on September 24, 1997 by Jeffrey
C. Swoveland of ERI INVESTMENTS, INC. a Delaware corporation, on behalf of such corporation.


                                               /s/ Janice A. Haas
                                          ----------------------------------
                                          Notary Public Signature

(PERSONALIZED SEAL)

                 ACKNOWLEDGMENT PAGE TO SUBORDINATION AGREEMENT

STATE OF NEW YORK       (S)
                        (S)
COUNTY OF NEW YORK      (S)

     This instrument was acknowledged before me on September 24, 1997 by Pascal Poupelle, Executive Vice President of CREDIT LYONNAIS NEW YORK BRANCH, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the laws of the Republic of France, on behalf of such corporation.


                                               /s/ Breige Lavery
                                            ---------------------------------
                                            Notary Public Signature

(PERSONALIZED SEAL)

                 ACKNOWLEDGMENT PAGE TO SUBORDINATION AGREEMENT


STATE OF TEXAS           (S)
                         (S)
COUNTY OF MONTGOMERY     (S)

     This instrument was acknowledged before me on September 24th, 1997 by Steven W. Nance, President of XPLOR Energy, Inc., a Delaware corporation on behalf of said corporation.


                                           /s/ Patricia S. Anderson
                                        ----------------------------------
                                        Notary Public Signature

(PERSONALIZED SEAL)

                 ACKNOWLEDGMENT PAGE TO SUBORDINATION AGREEMENT


STATE OF TEXAS           (S)
                         (S)
COUNTY OF MONTGOMERY     (S)

     This instrument was acknowledged before me on September 24, 1997 by Steven
W. Nance, President of Araxas Energy Corporation, an Oklahoma corporation on behalf of said corporation.


                                            /s/ Patricia S. Anderson
                                         ----------------------------------
                                         Notary Public Signature

(PERSONALIZED SEAL)